EXHIBIT 99.2
                                                                  ------------

                                                                  Confirmation

BEAR STEARNS
                                          BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                            383 MADISON AVENUE
                                                      NEW YORK, NEW YORK 10179
                                                                  212-272-4009

DATE:                      March 30, 2006

TO:                        Countrywide Home Loans, Inc.
ATTENTION:                 Mr. Jeff Staab
TELEPHONE:                 1-818-225-3279
FACSIMILE:                 1-818-225-4010            FAX:  1-818-225-4038

FROM:                      Derivatives Documentation
TELEPHONE:                 212-272-2711
FACSIMILE:                 212-272-9857

SUBJECT:                   Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER: FXNEC8060 - Amended

This Confirmation and Agreement is amended as of March 30, 2006 and supersedes all previous Confirmations and Agreements regarding this Transaction.

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Countrywide Home Loans, Inc., ("Counterparty"). This Agreement, which evidences a complete and binding agreement between BSFP and Counterparty to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). BSFP and Counterparty have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement"). An ISDA Form Master Agreement shall be deemed to have been executed by BSFP and Counterparty on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

Reference Number: FXNEC8060 - Amended
Countrywide Home Loans, Inc.
March 30, 2006
Page 2 of 13

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Type of Transaction:               Rate Cap

     /\Notional Amount:                 With respect to any Calculation
                                        Period, the lesser of (i) the amount
                                        set forth for such period in the
                                        attached Schedule of Notional Amounts
                                        and (ii) the aggregate Certificate
                                        Principal Balance of the Rast 2006
                                        A4IP Class 2a1 Certificates
                                        immediately prior to the related
                                        Distribution Date (as each such term
                                        is defined in the Pooling and
                                        Servicing Agreement).

     Trade Date:                        March 22, 2006

     Effective Date:                    March 30, 2006

     Termination Date:                  November 25, 2010

     Fixed Amount (Premium):

          Fixed Rate Payer:             Counterparty

          Fixed Rate Payer
          Payment Date:                 March 24, 2006

          Fixed Amount:                 USD 91,000

     Floating Amounts:

          Floating Rate Payer:          BSFP

          Cap Rate:                     5.30000%

          Floating Rate Payer
          Period End Dates:             The 25th calendar day of each month
                                        during the Term of this Transaction,
                                        commencing April 25, 2006 and ending
                                        on the Termination Date, with No
                                        Adjustment.

          Floating Rate Payer
          Payment Dates:                Early Payment shall be applicable. One
                                        Business Day preceding each Floating
                                        Rate Payer Period End Date.

          Floating Rate Option:         USD-LIBOR-BBA, provided, however, that
                                        if the Floating Rate determined from
                                        such Floating Rate Option for any
                                        Calculation Period is greater than
                                        8.80000% then the Floating Rate for
                                        such Calculation Period shall be
                                        deemed

Reference Number: FXNEC8060 - Amended
Countrywide Home Loans, Inc.
March 30, 2006
Page 3 of 13

                                        to be 8.80000%.

          Designated Maturity:          One month

          Floating Rate Day
          Count Fraction:               30/360

          Reset Dates:                  The first day of each Calculation
                                        Period.

          Compounding:                  Inapplicable

     Business Days for payments:        New York

     Business Day Convention:           Modified Following

     Additional Amount:                 In connection with entering into this
                                        Transaction USD 38,500 is payable by
                                        Counterparty to BSFP on March 24,
                                        2006.

     Additional Amount:                 In connection with amending this
                                        Transaction USD 1,000 is payable by
                                        Counterparty to BSFP on March 30,
                                        2006.

3.   Additional Provisions:             Each party hereto is hereby advised
                                        and acknowledges that the other party
                                        has engaged in (or refrained from
                                        engaging in) substantial financial
                                        transactions and has taken (or
                                        refrained from taking) other material
                                        actions in reliance upon the entry by
                                        the parties into the Transaction being
                                        entered into on the terms and
                                        conditions set forth herein and in the
                                        Confirmation relating to such
                                        Transaction, as applicable. This
                                        paragraph shall be deemed repeated on
                                        the trade date of each Transaction.

4.   Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
     Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)   Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty.

Reference Number: FXNEC8060 - Amended
Countrywide Home Loans, Inc.
March 30, 2006
Page 4 of 13

(c) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

     (i) Market Quotation will apply.

     (ii) The Second Method will apply.

(g) "Termination Currency" means United States Dollars.

3) Tax Representations. Not applicable

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) with respect to BSFP as the Burdened Party.

5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1)  Tax forms, documents, or certificates to be delivered are:

Reference Number: FXNEC8060 - Amended
Countrywide Home Loans, Inc.
March 30, 2006
Page 5 of 13

Party required to deliver     Form/Document/                Date by which to
document                      Certificate                   be delivered

BSFP and                      Any document required or      Promptly after the
the Counterparty              reasonably requested to       earlier of (i)
                              allow the other party to      reasonable demand
                              make payments under this      by either party or
                              Agreement without any         (ii) learning that
                              deduction or withholding      such form or
                              for or on the account of      document is
                              any Tax or with such          required
                              deduction or withholding
                              at a reduced rate

(2)  Other documents to be delivered are:

Party required to        Form/Document/                  Date by which to              Covered by Section 3(d)
deliver document         Certificate                     be delivered                  Representation
BSFP and                 Any documents required by       Upon the execution and        Yes
the Counterparty         the receiving party to          delivery of this Agreement
                         evidence the authority of       and such Confirmation
                         the delivering party or its
                         Credit Support Provider, if
                         any, for it to execute and
                         deliver this Agreement, any
                         Confirmation , and any
                         Credit Support Documents to
                         which it is a party, and to
                         evidence the authority of
                         the delivering party or its
                         Credit Support Provider to
                         perform its obligations
                         under this Agreement, such
                         Confirmation and/or Credit
                         Support Document, as the
                         case may be

Reference Number: FXNEC8060 - Amended
Countrywide Home Loans, Inc.
March 30, 2006
Page 6 of 13

Party required to        Form/Document/                  Date by which to              Covered by Section 3(d)
deliver document         Certificate                     be delivered                  Representation
BSFP and                 A certificate of an             Upon the execution and        Yes
the Counterparty         authorized officer of the       delivery of this Agreement
                         party, as to the incumbency     and such Confirmation
                         and authority of the
                         respective officers of the
                         party signing this Agreement,
                         any relevant Credit Support
                         Document, or any
                         Confirmation, as the case may
                         be

6) Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

     Address for notices or communications to BSFP:

          Address:   383 Madison Avenue, New York, New York  10179
          Attention: DPC Manager
          Facsimile: (212) 272-5823

     with a copy to:

          Address:   One Metrotech Center North, Brooklyn, New York 11201
          Attention: Derivative Operations - 7th Floor
          Facsimile: (212) 272-1634

          (For all purposes)

     Address for notices or communications to the Counterparty:

          Address:   4500 Park Granada
                     Mail Stop CH-143
                     Calabasas, CA 91302
          Attention: Mr. Jeff Staab
          Facsimile: 818-225-3898
          Phone:     818-225-3279

Reference Number: FXNEC8060 - Amended
Countrywide Home Loans, Inc.
March 30, 2006
Page 7 of 13

(b)  Process Agent. For the purpose of Section 13(c) of the ISDA Form Master
     Agreement:

               BSFP appoints as its
               Process Agent:            Not Applicable

               The Counterparty appoints as its
               Process Agent:            Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

     BSFP is not a Multibranch Party.

     The Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

(f)  Credit Support Document. Not applicable for either BSFP or the
     Counterparty.

(g)  Credit Support Provider.

     BSFP: Not Applicable

     The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this

Reference Number: FXNEC8060 - Amended
Countrywide Home Loans, Inc.
March 30, 2006
Page 8 of 13

Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

(m) Set-off. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

     "(g) Relationship Between Parties.

               Each party represents to the other party on each date when it enters into a Transaction that:--

          (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

          (2) Evaluation and Understanding.

          (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

Reference Number: FXNEC8060 - Amended
Countrywide Home Loans, Inc.
March 30, 2006
Page 9 of 13

          (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

          (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

          (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise."

     NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

Reference Number: FXNEC8060 - Amended
Countrywide Home Loans, Inc.
March 30, 2006
Page 10 of 13

5.   Account Details and
     Settlement Information:            Payments to BSFP:
                                        Citibank, N.A., New York
                                        ABA Number: 021-0000-89, for the
                                        account of Bear, Stearns Securities
                                        Corp.
                                        Account Number: 0925-3186, for further
                                        credit to Bear Stearns Financial
                                        Products Inc.
                                        Sub-account Number: 102-04654-1-3
                                        Attention: Derivatives Department

                                        Payments to Counterparty:
                                        Please provide

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXNEC8060 - Amended
Countrywide Home Loans, Inc.
March 30, 2006
Page 11 of 13

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By:    /s/ Annie Manevitz
       --------------------------------
       Name:  Annie Manevitz
       Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

COUNTRYWIDE HOME LOANS, INC.

By:    /s/ Brad Coburn
       --------------------------------
       As authorized agent or officer for Countrywide Home Loans, Inc.
       Name: Brad Coburn
       Title: Managing Director and Assistant Treasurer

Reference Number: FXNEC8060 - Amended
Countrywide Home Loans, Inc.
March 30, 2006
Page 12 of 13

                         SCHEDULE OF NOTIONAL AMOUNTS

From and including              To but excluding             Notional Amount
------------------              ----------------             ---------------
                                                                  (USD)
                                                                  -----
  Effective Date                    25-Apr-06                 30,000,000.00
    25-Apr-06                       25-May-06                 29,673,929.98
    25-May-06                       25-Jun-06                 29,273,670.14
    25-Jun-06                       25-Jul-06                 28,808,516.27
    25-Jul-06                       25-Aug-06                 28,279,703.69
    25-Aug-06                       25-Sep-06                 27,688,637.39
    25-Sep-06                       25-Oct-06                 27,036,889.08
    25-Oct-06                       25-Nov-06                 26,326,193.47
    25-Nov-06                       25-Dec-06                 25,558,443.88
    25-Dec-06                       25-Jan-07                 24,735,687.06
    25-Jan-07                       25-Feb-07                 23,876,681.95
    25-Feb-07                       25-Mar-07                 23,025,685.79
    25-Mar-07                       25-Apr-07                 22,182,760.93
    25-Apr-07                       25-May-07                 21,357,163.87
    25-May-07                       25-Jun-07                 20,549,961.30
    25-Jun-07                       25-Jul-07                 19,760,851.49
    25-Jul-07                       25-Aug-07                 18,989,537.72
    25-Aug-07                       25-Sep-07                 18,235,728.09
    25-Sep-07                       25-Oct-07                 17,499,135.50
    25-Oct-07                       25-Nov-07                 16,779,477.58
    25-Nov-07                       25-Dec-07                 16,076,476.56
    25-Dec-07                       25-Jan-08                 15,389,859.25
    25-Jan-08                       25-Feb-08                 14,719,356.92
    25-Feb-08                       25-Mar-08                 14,064,705.27
    25-Mar-08                       25-Apr-08                 13,425,644.32
    25-Apr-08                       25-May-08                 12,801,918.36
    25-May-08                       25-Jun-08                 12,193,275.87
    25-Jun-08                       25-Jul-08                 11,599,469.45
    25-Jul-08                       25-Aug-08                 11,020,255.77
    25-Aug-08                       25-Sep-08                 10,455,395.50
    25-Sep-08                       25-Oct-08                  9,904,653.20
    25-Oct-08                       25-Nov-08                  9,367,797.32
    25-Nov-08                       25-Dec-08                  8,844,600.10

Reference Number: FXNEC8060 - Amended
Countrywide Home Loans, Inc.
March 30, 2006
Page 13 of 13

    25-Dec-08                       25-Jan-09                 8,334,837.53
    25-Jan-09                       25-Feb-09                 7,838,289.24
    25-Feb-09                       25-Mar-09                 7,354,738.51
    25-Mar-09                       25-Apr-09                 6,883,972.15
    25-Apr-09                       25-May-09                 6,425,780.48
    25-May-09                       25-Jun-09                 5,979,957.26
    25-Jun-09                       25-Jul-09                 5,546,299.61
    25-Jul-09                       25-Aug-09                 5,124,608.02
    25-Aug-09                       25-Sep-09                 4,714,686.21
    25-Sep-09                       25-Oct-09                 4,316,341.15
    25-Oct-09                       25-Nov-09                 3,929,382.95
    25-Nov-09                       25-Dec-09                 3,553,624.85
    25-Dec-09                       25-Jan-10                 3,188,883.16
    25-Jan-10                       25-Feb-10                 2,834,977.18
    25-Feb-10                       25-Mar-10                 2,491,729.20
    25-Mar-10                       25-Apr-10                 2,158,964.41
    25-Apr-10                       25-May-10                 1,836,510.86
    25-May-10                       25-Jun-10                 1,524,199.43
    25-Jun-10                       25-Jul-10                 1,221,863.79
    25-Jul-10                       25-Aug-10                   929,340.30
    25-Aug-10                       25-Sep-10                   646,468.04
    25-Sep-10                       25-Oct-10                   373,088.70
    25-Oct-10                   Termination Date                109,046.60